Exhibit 99.1

Kenric D. Kattner
State Bar No. 11108400
Kourtney Lyda
State Bar No. 24013330
HAYNES AND BOONE, LLP
1221 McKinney Street, Suite 2100
Houston, TX 77010
Telephone: 713.547.2000
Facsimile: 713.547.2600
Email: kenric.kattner@haynesboone.com
Email: kourtney.lyda@haynesboone.com

Ian T. Peck
State Bar No. 24013306
David Staab
State Bar No. 24093194
HAYNES AND BOONE, LLP
2323 Victory Avenue, Suite 700
Dallas, TX 75219
Telephone: 214.651.5000
Facsimile: 214.651.5940
Email: ian.peck@haynesboone.com
Email: david.staab@haynesboone.com

PROPOSED ATTORNEYS FOR DEBTORS

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re: ERICKSON INCORPORATED, et al., Debtors.	§ § § § § § §	Chapter 11 Case No. 16-34393-hdh Jointly Administered Hearing: December 1, 2016 at 9:30am
NOTICE OF FILING PROPOSED SYNDICATION PROCEDURES
TO THE PROPOSED DIP TERM FACILITY

Erickson Incorporated and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), file this Notice of Filing Proposed Syndication Procedures to the Proposed DIP Term Facility (the “DIP Syndication Procedures”), related to the Debtors' Emergency Motion for Entry of Interim and Final Orders (I) Pursuant to 11 U.S.C. §§ 105, 361, 362, 363 and 364 Authorizing the Debtors to (A) Obtain Postpetition on a Super-Priority Secured and Priming Basis, (B) Grant Liens and Superpriority Administrative

(1)The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: Erickson Incorporated (7561); EAC Acquisition Corporation (3733); Erickson Helicopters, Inc. (5052); Erickson Transport, Inc. (9162); Evergreen Helicopters International, Inc. (1311); Evergreen Equity, Inc. (9209); and Evergreen Unmanned Systems, Inc. (3961). The location of the Debtors’ service address is 5550 SW Macadam Avenue, Suite 200, Portland, OR 97239.

Expense Status, (C) Use Cash Collateral of the Existing First Lien Parties and Existing Second Lien Parties, (D) Grant Adequate Protection to the Existing First Lien Parties and Existing Second Lien Parties, and (E) Enter into DIP Revolving Credit Facility and DIP Term Facility; (II) Modifying the Automatic Stay; (III) Scheduling a Final Hearing Pursuant to Bankruptcy Rules 4001(B) and 4001(C); and (IV) Granting Related Relief (Doc. No. 18) (the “DIP Motion”).

The DIP Syndication Procedures are attached hereto as Exhibit A.
RESPECTFULLY SUBMITTED this 29th day of November, 2016.

HAYNES AND BOONE, LLP

By: /s/ Kenric D. Kattner
Kenric D. Kattner
State Bar No. 11108400
Kourtney Lyda
State Bar No. 24013330
1221 McKinney Street, Suite 2100
Houston, TX 77010
Telephone: 713.547.2000
Facsimile: 713.547.2600
Email: kenric.kattner@haynesboone.com
Email: kourtney.lyda@haynesboone.com

and

Ian T. Peck
State Bar No. 24013306
David Staab
State Bar No. 24093194
2323 Victory Avenue, Suite 700
Dallas, TX 75219
Telephone: 214.651.5000
Facsimile: 214.651.5940
Email: ian.peck@haynesboone.com
Email: david.staab@haynesboone.com

PROPOSED ATTORNEYS FOR DEBTORS

EXHIBIT “A”

ERICKSON INCORPORATED
PROPOSED SYNDICATION PROCEDURES

1)
This is a notification of the syndication procedures with respect to the opportunity (the “Opportunity”) to participate as a lender in a second lien super-priority term loan debtor-in-possession credit facility of Erickson Incorporated (the “Company”) in an aggregate principal amount of $66,666,667 (the “DIP Term Facility”). Each Eligible Holder (as defined below) that is a beneficial holder of the Second Priority Notes on the date on which the Bankruptcy Court approves the Final Order (the “Record Date”) shall have the opportunity to commit to purchase up to its respective pro rata portion of $62,500,000 in the aggregate principal amount of DIP Term Loans (the “Syndication DIP Term Loans”), subject in all respects to the terms and conditions of these syndication procedures and the applicable subscription documents.

2)
For purposes hereof, an “Eligible Holder” is defined as an entity that is (i) either (A) a “qualified institutional buyer” (a “QIB”), as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (B) an institutional “accredited investor” (an “IAI”) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity investors are such IAIs, (ii) a beneficial holder of Second Priority Notes on the Record Date, (iii) not the Borrower or an affiliate of the Borrower and (iv) each of the Backstop Parties. For the avoidance of doubt, under no circumstances may a natural person be an Eligible Holder. If you are not an Eligible Holder, you may not participate in the Opportunity.

3)
Commencement of the syndication will occur following the funding of the Subsequent DIP Term Loans after the entry by the Bankruptcy Court of the Final Order (such date, the “Syndication Launch Date”), which Final Order shall be in form and substance acceptable to the DIP Term Agent and the Backstop Parties, approving, among other things, the DIP Term Loan and authorizing the Company to cooperate and assist in the implementation of these syndication procedures with the assistance of Kurtzman Carson Consultants LLC, the Company’s information agent (the “Information Agent”). The Debtors expect the Bankruptcy Court to consider entry of the Final Order at a hearing on December 1, 2016 (subject to court availability).

(1) Capitalized terms used herein that are not otherwise defined shall have the meanings provided in that certain First Lien Super-Priority Revolving Debtor-in-Possession Credit Facility and $66.67 Million Second Lien Super-Priority Term Loan Debtor-in-Possession Credit Facility Term Sheet (the “DIP Term Sheet”), which is available at https://www.kccllc.net/erickson/.
(2) The pro rata portion of each Eligible Holder shall be calculated in accordance with paragraph 9 hereof.
(3) The aggregate principal amount of Syndication Term Loans represents the aggregate principal amount of DIP Term Loans under the DIP Term Facility less the Put Option Premium.

4)
The Company will commence the syndication process by (i) issuing a press release or filing a Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the commencement of and briefly describing the syndication process and directing interested Eligible Holders to the Information Agent and (ii) using reasonable efforts to send the relevant Subscription Documents (as defined below) using such delivery method reasonably satisfactory to the DIP Term Agent, the Backstop Parties and the Company to as many Eligible Holders as is reasonably practicable under the circumstances.

5)
If you are an Eligible Holder interested in participating in the DIP Term Facility, you must obtain copies of the relevant Subscription Documents, if you do not have them already. Copies of the relevant Subscription Documents may be obtained by contacting the Information Agent, Kurtzman Carson Consultants, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, Attn: Erickson Incorporated, Telephone: (917) 281-4800, Email: EricksonDIP@kccllc.com.

6)
The “Subscription Documents” shall be in a form reasonably satisfactory to the DIP Term Agent, the Backstop Parties and the Company and shall include (i) a notice, instruction form and the form of subscription (the “Subscription Form”) to participate in the DIP Term Facility, (ii) signature pages to (a) the DIP Term Loan Agreement, (b) a master assignment agreement under the DIP Term Loan Agreement (the “Assignment Agreement”), (c) a Joinder (the “Joinder”) to the Creditor Support Agreement (the “CSA”) (Dkt. No. 33) and (d) a non-disclosure agreement to be entered into between the participating Eligible Holder and the Company (the “NDA”) and (iii) such other documents as the DIP Term Agent may reasonably require, including a completed Administrative Questionnaire and any tax forms required by the DIP Term Loan Agent. The Subscription Documents will (i) describe the DIP Term Facility, (ii) provide instructions pursuant to which each Eligible Holder can participate up to its pro rata share of the DIP Term Loans (including wiring instructions to a trust account to be established by the DIP Term Agent in connection with these syndication procedures (the “Syndication Account”)), provided that the minimum participation amount by any Eligible Holder and any Eligible Holder under common control through common investment management and/or advisement with such Eligible Holder taken together shall be at least $525,000 (the “Minimum Amount”), (iii) identify certain of the Company’s recent filings with the SEC available on EDGAR and a link to the docket of the Debtors’ Cases, (iv) provide the Subscription Form, which shall include representations to the effect that such participant (1) is an Eligible Holder, (2) is sophisticated with respect to decisions to acquire assets of the type represented by the DIP Term Loans and either it, or the entity exercising discretion in making the decision on behalf of such participant to participate in the funding of the DIP Term Loans, is experienced in acquiring assets of such type, (3) has received, or has been accorded the opportunity to receive or have access to, copies of the DIP Term Sheet, the DIP Term Loan Agreement, the Assignment Agreement, the CSA and the NDA, and has received, or has been accorded the opportunity to receive or have access to, to the extent available, copies of the most recent annual and quarterly financial statements of the Debtors and such other documents and information as it deems appropriate to make its own credit analysis and decision to participate in the funding of such DIP Term Loans and (4) has, independently and without reliance on the DIP Term Agent, any other DIP Term Lender or potential DIP Term Lender, the Backstop Parties, any of the Debtors or the Indenture Trustee, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to participate in the funding of such DIP Term Loans and become a party to the CSA. The Subscription Form will additionally require each Eligible Holder that wishes to participate (x) represent that it beneficially owned Second Priority Notes as of the Record Date and the principal amount of such Second Priority Notes beneficially owned as of the Record Date together with the amount of the DIP Term Loans being funded, and will include proof of holdings as reflected in a medallion-stamped certification from each Eligible Holder’s nominee or such other proof of holdings acceptable to the Company, the DIP Term Agent and Backstop Parties, and (y) authorize the DIP Term Agent to act and rely upon (and acknowledge and agree that the DIP Term Agent shall be fully protected in acting and relying upon) instructions and/or information from the Information Agent (or the Backstop Parties and their counsel and advisors) in effectuating the transactions contemplated by these syndication procedures.

7)
The syndication process will expire at 5:00 p.m. New York City time on a date that is 10 days after the Syndication Launch Date, unless extended or earlier terminated by mutual agreement of the Backstop Parties, the DIP Term Agent and the Company (the “Expiration Time”), in accordance with the applicable Subscription Documents. Any extension of the Expiration Time (or termination of the syndication process) will be made by public announcement by the Company in a press release or filed on a Form 8-K with the SEC.

8)
To participate in the Opportunity, Eligible Holders (other than the Backstop Parties) must cause (i) an executed Subscription Form, (ii) executed signature pages to (a) the DIP Term Loan Agreement, (b) the Assignment Agreement; (c) the Joinder and (d) the NDA, (iii) a completed Administrative Questionnaire and any tax form required to by the DIP Term Agent and (iv) any other relevant Subscription Documents to be delivered on or prior to the Expiration Time to the Information Agent in accordance with the instructions in the Subscription Documents. Any such Eligible Holder (other than the Backstop Parties) must also cause the amount of the financing to be funded by such Eligible Holder as reflected in the Subscription Form, plus a processing fee in the amount of $1,750 for the DIP Term Agent’s account (such processing fee to be paid for each proposed assignee of the DIP Term Loans), to be sent by wire transfer of immediately available federal funds to the Syndication Account on or before the Expiration Time. All Eligible Holders that become DIP Lenders must execute the NDA and acknowledge that they may be provided with material non-public information regarding the Company, its subsidiaries, their operations, assets and existing and contemplated business plans.

9)
Each Eligible Holder (other than the Backstop Parties) may fund up to (i) that amount of the DIP Term Loans equal to (x) the aggregate amount of Syndication DIP Term Loans multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Second Priority Notes owned by such Eligible Holder as of the Record Date and the denominator of which is the aggregate outstanding principal amount of all Second Priority Notes as of the Record Date less (ii) 4.00% of the amount set forth in clause (i) above with respect to the Closing Fee, provided that the amount set forth in clause (i) is not less than the Minimum Amount. The Subscription Form will set forth the aggregate outstanding principal amount of all Second Priority Notes as of the Record Date. Eligible Holders will not have oversubscription rights in the syndication process. From the date of entry of the Final Order until the Assignment Date (as defined below), no Eligible Holder shall transfer, sell or assign any of its Second Priority Notes such that such Eligible Holder’s portion of the DIP Terms Loans shall be in an amount less than the Minimum Amount (after giving effect to all such transfers, sales and assignments during such period) and any such transfer, sale or assignment which would result in such amount being less than the Minimum Amount shall be deemed null and void. If an Eligible Holder transfers any Second Priority Notes following the Syndication Launch Date and prior to the Expiration Time, such Eligible Holder should provide its transferee with all the documentation it receives related to this Opportunity.

10)
Eligible Holders (other than the Backstop Parties) that do not to return the Subscription Documents to the Information Agent and send by wire their proposed amount of funding to the Syndication Account, in each case on or prior to the Expiration Time, or otherwise do not meet the Minimum Amount, will not be permitted to participate in the Opportunity. The Company, the DIP Term Agent and the Backstop Parties shall determine whether any holder of Second Priority Notes is an Eligible Holder, has made the representations referenced above, has properly executed and delivered the required documentation and funded the applicable proposed amount of the DIP Term Loans, and whether to reject or accept any subscription to participate that has not been properly completed and delivered.

11)
On the date that is no more than five (5) Business Days after the date of the Expiration Time (which date may be extended in the discretion of the DIP Term Agent and the Backstop Parties) (the “Assignment Date”), the DIP Term Agent will disburse the funds in the Syndication Account funded by participating Eligible Holders to the Backstop Parties pro rata based on their Backstop Commitments, and record the loans in the register for the DIP Term Facility in accordance with the Assignment Agreement. Each participating Eligible Holder will be assigned the Closing Fee in an amount equal to 4.00% of the aggregate principal amount of such Eligible Holder’s DIP Term Loans payable in original issue discount (such original issue discount to be credited to the account of such Eligible Holder). For the avoidance of doubt, Eligible Holders (other than the Backstop Parties) will not receive the Put Option Premium.

12)
The Information Agent shall promptly notify the DIP Term Agent of its receipt of Subscription Documents and shall deliver the final syndication list to the DIP Term Agent and the applicable Backstop Parties one (1) business day after the Expiration Time.

13)
All notices and other communications required to be delivered to the Information Agent pursuant to these syndication procedures shall be made in writing, or by any telecommunication device capable of creating a written record, and addressed as follows:

Kurtzman Carson Consultants
1290 Avenue of the Americas
9th Floor
New York, NY 10104
Telephone: (917) 281-4800
Attn: Erickson Incorporated
EricksonDIP@kccllc.com

14)
If the syndication process is terminated for any reason, the Subscription Documents submitted by participating Eligible Holders will terminate and the DIP Term Agent will promptly return by wire funds (without interest) transferred by such Eligible Holders to the Syndication Account. If an Eligible Holder is not permitted to participate in the Opportunity and has wired funds to the Syndication Account, the DIP Term Agent will return by wire funds (without interest) transferred by such Eligible Holder to the Syndication Account, on or promptly after the Assignment Date. The DIP Term Agent shall be authorized to close the Syndication Account following the transfer of all funds held therein. All funds in the Syndication Account shall be held as cash on deposit.

15)
The Bankruptcy Court has not reviewed or approved the financial or diligence information with respect to the Debtors or these procedures being provided to the Eligible Holders in connection with this syndication.

16)
Notwithstanding anything to the contrary herein, the Backstop Parties, the DIP Term Agent and the Company may amend or modify the terms of the Opportunity, including these syndication procedures and the Subscription Documents, at any time, by filing a notice of such amendment or modification on the Debtors’ docket with the Bankruptcy Court related to the Cases.